UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2007

PSI CORPORATION

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-20317	88-0270266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7222 COMMERCE CENTER DRIVE, SUITE 240, COLORADO SPRINGS, CO 80919

(Address of Principal Executive Offices) (Zip Code)

(719) 359-5533

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 20, 2007, PSI Corporation (the “Company”) and each of Alexander von Welczeck, Henry Lo, Michael Draper and Derma Plus, Inc. (the “Defendants”) reached a mutually-agreeable resolution of the litigation between them. In June 2007, the Company had filed a lawsuit against the Defendants and others in United States District Court.

The confidential settlement between the Company and the Defendants resolves all differences between them. As part of the resolution, the Company agreed to dismiss the lawsuit as to certain nominal defendants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSI CORPORATION

Date: September 26, 2007	By:	/s/ David Foni
Name: David Foni
Title: Chairman and Chief Executive Officer

3